Exhibit 32.2

Certification pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley act of 2001.

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In connection with the Annual Report of PARK HILL CAPITAL I CORPORATION (the
"Company") on Form 10-KSB for the year ended May 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis Mailhot , Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 28, 2005


                                        /s/ Francis Mailhot
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                                        Francis Mailhot
                                        Principal Accounting Officer